Loan Servicing	12 Months Ended
Dec. 31, 2025
Loan Servicing
Loan Servicing

Note 5.  Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets.  The unpaid principal balances of mortgage loans serviced for others were $119.5 million and $127.9 million at December 31, 2025 and 2024, respectively. Proceeds on loan sales of $6.9 million and $5.1 million were realized for the years ended December 31, 2025 and 2024, respectively, with net gains of $145,617 and $88,087 for the respective periods.  Most loan sales are with servicing rights retained.

The following table summarizes changes in the carrying amount of MSRs, included in other assets in the consolidated balance sheets, for the years ended December 31,

	2025	2024

Balance at beginning of year	$704,488	$787,013
MSRs capitalized	48,112	42,551
MSRs amortized	(125,773)	(125,076)
Balance at end of year	$626,827	$704,488